                                                                    Exhibit 10.3

                           Advice of Borrowing Terms


Relationship Office:    Cotswolds & Kennet Corporate      Date: 18 October 1999
                        Business Centre Gloucestershire
                        Office

              Borrower(s)                               Registered Number:
       Prestolite Electric Limited                           1189048

We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 7th October 2000 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:-

 .   the terms and conditions below,

 .   the specific conditions applicable to an individual facility as detailed in the Facility Schedule,

 .   the Security detailed in the attached Security Schedule, and

 .   the attached General Terms.


All amounts outstanding are repayable on demand which may be made by us at our discretion at any time and the facilities may be withdrawn, reduced, made subject to further conditions or otherwise varied by us giving notice in writing.

                                Preconditions:
                                --------------

Preconditions which must be satisfied before facilities can be utilised:
 .   A signed copy of this Advice of Borrowing Terms to be returned to us.

 .   Receipt of a certified copy of a resolution of your board of directors confirming:-

     . certification by the chairman of the meeting that a valid quorum was present and the meeting was duly convened
     .   agreement to give security (if applicable)
     .   acceptance of the terms and conditions of the facility/facilities
     . authorisation of a person or persons to sign the Form of Acceptance in this Advice of Borrowing Terms and to take such other action as may be necessary for the purpose of the facility/facilities

 . Professional valuation of the Larden Road site, Acton, London, confirming an Open Market Value of not less than (Pounds)5,000,000.

 .  Execution of the stated `new' security, as outlined in `Security
   Schedule `below.
 . Written confirmation from Prestolite Electric Inc. that it will not seek any repayment under its inter-group loan ( after the (Pounds)6m reduction now to be effected by facilities provided by National Westminster Bank Plc ), until such time as no further amounts remain outstanding under the facilities minuted herein.

                                  Conditions:
                                  -----------

The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:

 . Monthly management accounts including profit and loss, balance sheet, schedule of aged debtors, funds flow statement and commentary on working capital movements to be provided to us within 30 days of the end of the month to which they relate. This information should also incorporate quarterly rolling budgets and cash flow forecast.
 . From the above management information, the Bank will monitor a lending formula of the Group Overdraft being covered 200% by UK debtors of less than 90 days.
 . Audited accounts to be provided to us within 180 days of the financial year end to which they relate.


                               Interest Set Off:
                               -----------------

Debit and cleared credit balances in the same currency on non-interest bearing current and loan accounts repayable on demand (the "Interest Set Off Accounts") will be used to calculate, on a daily basis, the net debit balance of the Interest Set Off Accounts. The Interest Set Off accounts, which we have agreed are to be set off for interest calculation purposes, are detailed in the attached Facility Schedule which also specifies the frequency at which interest will be payable and the rate or rates at which it will be charged on the net debit balance

Debit balances which are set off on a daily basis by cleared credit balances on the Interest Set Off Accounts will incur interest at the Set Off Rate specified in the attached Facility Schedule.

Jon Hayes
Senior Corporate Manager
For and on behalf of
National Westminster Bank Plc

Acceptance:
To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 28 days.

                               Form of Acceptance
                               ------------------

I accept the facility/facilities on the above terms and conditions and confirm that I have been authorised by the Board(s) of Directors of the Borrower(s) to sign this Form of Acceptance on behalf of the Borrower(s).


By (name and title):  /s/ John Wilkinson        Date 2nd November, 1999
                     -------------------             ------------------

For and on behalf of: Prestolite Electric Limited

                               Facility Schedule

Part 1 - Facilities Repayable on Demand:



                                    ---------------------------
                                            Group Overdraft
                                               Facility
                                    ---------------------------
=========================================================================================================================
Accounts Included                          Name:                                         Account Number:
                         ------------------------------------------   ---------------------------------------------------
in the Group                   Prestolite Electric Limited                       4233204, 24475637 and
Facility                                                                                24475645
Arrangement:
-------------------------------------------------------------------------------------------------------------------------
Limit:  Gross                  (Pounds)4,000,000    Inclusive of any Sub limits detailed
                                                    below for individual Accounts
--------------------------------------------------
Limit:  Net                    (Pounds)4,000,000
-------------------------------------------------------------------------------------------------------------------------
Purpose:                       To finance working capital/repay element of Parental loan
-------------------------------------------------------------------------------------------------------------------------
Repayment:                     Fully fluctuating but (Pounds)2,000,000 parental loan element to be repaid by 30 November 2000.
-------------------------------------------------------------------------------------------------------------------------
1/st/ Debit Interest Rate:     1.25% above the Bank's Base rate (payable on any net overdrafts)
-------------------------------------------------------------------------------------------------------------------------
Interest Payable:              Quarterly
-------------------------------------------------------------------------------------------------------------------------
Excess Fees:                   We will be entitled to charge an excess fee at the Bank's published rate for each day any agreed limit is exceeded (see our "Services & Charges for Business Customers" brochure for details).
-------------------------------------------------------------------------------------------------------------------------
Arrangement Fee:               (Pounds)60,000 to be taken at (Pounds)5,000 per month from account no:
                               04233204 commencing 20.10.99 and monthly thereafter.  This fee also covers the new Loan Facilities minuted below under `Facilities Subject
                               To Separate Documentation'.
-------------------------------------------------------------------------------------------------------------------------

                              ---------------------------------------------------------------
                                        Interest Set-Off Arrangement - Sterling
                              ---------------------------------------------------------------
========================================================================================================
The Interest Set-Off                 Name:                                   Account Number:
                       --------------------------------------        -----------------------------------
Accounts:                  Prestolite Electric Limited                       4233204, 24475637 and
                                                                                 24475645
--------------------------------------------------------------------------------------------------------
1/st/ Debit Interest       1.25% above the Bank's Base rate (payable on any net
Rate:                      overdrafts)
--------------------------------------------------------------------------------------------------------
Set Off Rate:              0% per annum
--------------------------------------------------------------------------------------------------------
Interest/Set Off           Quarterly
Payable:
-------------------------------------------------------------------------------------------------------
Account to be              04233204
debited:
-------------------------------------------------------------------------------------------------------

                             -----------------------------
                                      Terminable
                                     Indemnities
-------------------------------------------------------------------------------------------------
Name of Borrower:         Prestolite Electric Limited
-------------------------------------------------------------------------------------------------
Limit:                    (Pounds)300,000
-------------------------------------------------------------------------------------------------
Type and Purpose:         2 months duty deferment bond at (Pounds)150,000 per month
-------------------------------------------------------------------------------------------------
Indemnity Fee:            1% p.a. payable quarterly in advance, to be debited to
                          account number 04233204.
-------------------------------------------------------------------------------------------------
                             -----------------------------
                                     Documentary
                                      Credits
-------------------------------------------------------------------------------------------------
Name of Borrower:            Prestolite Electric Limited
-------------------------------------------------------------------------------------------------
Limit:                       (Pounds)300,000
-------------------------------------------------------------------------------------------------
Purpose:                     Importation of stock
-------------------------------------------------------------------------------------------------
Documents required:          Full Set Clean On-Board Marine Bills of Lading to order &
                             blank endorsed
-------------------------------------------------------------------------------------------------
Fees:                        Subject to separate tariff which will have been agreed
                             with you in advance.
-------------------------------------------------------------------------------------------------
                             -----------------------------
                                    Settlement Risk
-------------------------------------------------------------------------------------------------
Name of Borrower:            Prestolite Electric Limited
-------------------------------------------------------------------------------------------------
Limit/Frequency:             (Pounds)1,500,000 per day
-------------------------------------------------------------------------------------------------
Type and Purpose:            BACS facility to facilitate salary & supplier payments.
-------------------------------------------------------------------------------------------------
                             -----------------------------
                                    Settlement Risk
-------------------------------------------------------------------------------------------------
Name of Borrower:            Prestolite Electric Limited
-------------------------------------------------------------------------------------------------
Limit/Frequency:             (Pounds)20,000 any one time
-------------------------------------------------------------------------------------------------
Type and Purpose:            Documents released in trust.
-------------------------------------------------------------------------------------------------

Part 2 - Facilities Subject to Separate Documentation:

The following facilities are made available on the terms of the separate documentation between us.

-------------------------------------------------------------------------------------------------------
    Name of Borrower              Facility and Purpose             Amount              Date
                                                                   (Pounds)          Agreement
                                                                                       Signed
-------------------------------------------------------------------------------------------------------
Prestolite Electric Limited       Commercial Fixed Rate Loan -     2,000,000         To Be Signed
                                  to repay element of Parental
                                  Loan
-------------------------------------------------------------------------------------------------------
Prestolite Electric Limited       Commercial Variable Rate Loan    2,000,000         To be Signed
                                  - to repay element of Parental
                                  Loan
-------------------------------------------------------------------------------------------------------

                               Security Schedule

We rely on the security detailed below (and require additional security where specified) to repay, on demand, all your current and future liabilities (both actual and contingent) to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.



Date                             Security:                                Given/to be given by:
Executed/New:
------------------------------------------------------------------------------------------------------
22 January 1987      Mortgage debenture                                 Prestolite Electric Limited
------------------------------------------------------------------------------------------------------
22 January 1988      Unlimited Guarantee                                Prestolite Wales Limited
------------------------------------------------------------------------------------------------------
22 January 1988      Unlimited Guarantee                                HB Switchgear
                                                                        (Contractors) Limited
------------------------------------------------------------------------------------------------------
22 January 1988      Unlimited Guarantee                                Butec Electrics Limited
------------------------------------------------------------------------------------------------------
26 October 1995      Legal mortgage Over Life policy                    Prestolite Electrical Limited
(TO BE RELEASED)     (Pounds)500,000 on the life of Dr M Lee
                     (policy expiry 6/2000)
------------------------------------------------------------------------------------------------------
New                  First legal mortgage over Larden Road site,        Prestolite Electric Limited
                     Acton, London.
------------------------------------------------------------------------------------------------------
Butec Electrics Ltd
------------------------------------------------------------------------------------------------------
22 January 1988      Mortgage Debenture                                 Butec Electrics Limited
------------------------------------------------------------------------------------------------------
22 January 1988      Legal Mortgage over land off Cleveland             Butec Electrics Limited
                     Road, Leyland, Preston.
------------------------------------------------------------------------------------------------------
22 January 1988      Unlimited Guarantee                                Prestolite Electric Limited
------------------------------------------------------------------------------------------------------
22 January 1988      Unlimited Guarantee                                HB Switchgear
                                                                        (Contractors) Limited
------------------------------------------------------------------------------------------------------
22 January 1988      Unlimited Guarantee                                Prestolite Wales Limited
------------------------------------------------------------------------------------------------------
HB Switchgear
(Contractors)
Limited
------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
29 January 1987        Mortgage Debenture                              HB Switchgear
                                                                       (Contractors) Limited
------------------------------------------------------------------------------------------------------
22 January 1988        Unlimited Guarantee                             Prestolite Wales Limited
------------------------------------------------------------------------------------------------------
22 January 1988        Unlimited Guarantee                             Prestolite Electric Limited
------------------------------------------------------------------------------------------------------
22 January 1988        Unlimited Guarantee                             Butec Electrics Limited
------------------------------------------------------------------------------------------------------
Prestolite Wales
Limited
------------------------------------------------------------------------------------------------------
29 January 1987        Mortgage Debenture                              Prestolite Wales Limited
------------------------------------------------------------------------------------------------------
4 April 1986           Lien 700 HB Switchgear (Contractors)
(TO BE RELEASED)       Limited (Pounds)1 fully paid shares
------------------------------------------------------------------------------------------------------
22 January 1988        Unlimited Guarantee                             Prestolite Electric Limited
------------------------------------------------------------------------------------------------------
22 January 1988        Unlimited Guarantee                             HB Switchgear (Contractors)
                                                                       Limited
------------------------------------------------------------------------------------------------------
22 January 1988        Unlimited Guarantee                             Butec Electrics Limited
------------------------------------------------------------------------------------------------------
13 February 1987       Legal Mortgage land over Ipswich Road,          Prestolite Wales Limited
                       Cardiff, South Glamorgan (known as Royal
                       Works)
------------------------------------------------------------------------------------------------------

                          Commercial Fixed Rate Loan

                                   Agreement

We, National Westminster Bank Plc and any person to whom we transfer our rights or duties under this agreement agree to offer you a loan under the terms and conditions set out below and on the attached appendix. The first part of the appendix explains some of the words and phrases used in this agreement.

(ii) Date of offer: 18/th/ October 1999

(ii) Your name: Prestolite Electric Limited (Registered No. 1189048) Cleveland Road, Leyland, Preston, Lancs.

(ii) Lending Branch: Cheltenham

(ii) Amount: (Pounds)2,000,000 (two million pounds).

(ii) Purpose of the Loan:  To repay an element of the Parental loan

(ii) Period of the Loan: 5 years

(ii) Interest rate:

     A fixed rate of interest for the whole period of the Loan.  (Please see:

          .  paragraph 4 of the appendix for how we work out the interest; and

          .  paragraph 5 of the appendix for how we fix the rate of interest).

(ii) Fee: (Pounds)60,000 to include availability of the overdraft facility per the concurrent Advice of Borrowing Terms.

(ii) Drawing the Loan:  You must draw  the Loan in full in one amount.

(ii) Repayment: You must have repaid the Loan in full on the last day of the period shown in term 6 of this agreement.

     Subject always to our rights under paragraph 13 of the appendix,

          You will repay the Loan by 60 instalments of principal and interest payable every month. We will tell you the amounts you need to pay to repay the Loan in full by the last day of the period shown in term 6 of this agreement together with interest which will be calculated in the manner referred to in paragraph 4. Such instalments will commence one month after the date you draw the Loan.

          From time to time we will tell you the instalments you must pay.



(ii) Security:
     First legal mortgage over Larden Road premises, Acton, London.
     First legal mortgage over site at Cleveland Road, Leyland, Preston, Lancs. First legal mortgage over land off Ipswich Road, Cardiff, South Glamorgan (known as Royal Works).
     Cross Guarantees and Mortgage Debentures from:-
     Prestolite Electric Limited,
     Prestolite Wales Limited,

     H B Switchgear (Contractors) Limited,
     Butec Electrics Limited.


(ii) Value of Security:

     The first legal mortgages shown in term 11 of this agreement together with any security provided pursuant to paragraph 5 of the appendix must be worth (calculated on an Open Market Value basis) at least 125% of the total amount which you owe at any time on this Loan and the Commercial Variable Rate Loan Agreement of even date.

(ii) Financial agreements:

     You agree to the following for so long as any amounts remain outstanding under this loan:-

     Please see paragraph 2 of the appendix for an explanation of the words and phrases used below.

     (ii) You will not allow Total Borrowing to be more than 125% of Tangible Net Worth in 1999, 100% of Tangible Net Worth in 2000, and 75% of Tangible Net Worth thereafter.
     (ii) You will not allow Cash Generated to be less than 100% of Debt Service Costs.
     (ii)   You will not allow Profit to be less than 250 % of Borrowing Costs.
     (ii) Management information to be provided monthly within 30 days of the month end to which the information relates. To include Profit & Loss and Balance Sheet statements, aged debtor analysis, funds flow statement and specific commentary on working capital movements.
     E No preference shares or redeemable ordinary shares to be withdrawn/repaid during the term of this loan.
     F Acquisitions of more than (Pounds)500,000 not to be made without the Bank's prior agreement.
     G You will not, without the prior approval of the Bank, make any repayments of principal to Prestolite Electric Inc. under the intra-group loan of (Pounds)6m or equivalent (this amount is after the (Pounds)6m reduction from the total of (Pounds)8m of banking facilities being put in place of even date by National Westminster Bank Plc).
     (ii) You will not and you (and your Parent (if specified in term 2(b)) will procure that none of your (or if your Parent is specified in term 2(b) its) subsidiary undertakings as defined by S. 258 of the Companies Act 1985 ("Subsidiary Undertakings") will, without our prior written consent either create, extend or increase any security interest on the whole or any part of your or the Group's undertaking, property or assets (including uncalled capital) whether present or future in aggregate above (Pounds)250,000. Security interest includes (without limitation) liens, pledges, charges, mortgages or other encumbrances.
     (ii) You will provide us with such financial and other information relating to you or to the Group as we may reasonably require including (without limitation) copies of the consolidated audited accounts of the Group not later than 6 months after the end of the accounting period to which they relate.

     In order to verify whether you are complying with these covenants, we will refer to your management accounts on a quarterly basis and audited accounts on an annual basis, for the Consolidated Accounts of Prestolite Electric Limited. In respect of the Cash Generated covenant, this will be tested quarterly on a rolling 12 month basis as follows:

     3 months ended 31/3/2000
     6 months ended 30/6/2000
     9 months ended 30/9/2000
    12 months ended 31/12/2000
    12 months ended 31/3/2001 and each rolling 12 month period thereafter


(ii)  Overdue payments:

     If you do not make any payment under this agreement on the date it is due, then, without prejudice to our other rights, we will charge interest on the overdue amount from the date it was due to the date upon which we receive payment (as well after as before judgement). This will be calculated (and compounded in accordance with our normal practice) on the basis of a year of 365 days and the actual number of days elapsed.

     You will pay interest to us at a rate which is equal to the sum of:-

          5% per year; and

          our base rate from time to time

     Any late payments may be debited to a separate account.

(ii) Early Repayment:

     Paragraph 8 of the appendix gives details of how you may ask to repay the Loan before the specified repayment dates. In connection with paragraph 8 of the appendix, the prepayment fee is 0.5% of the amount which you prepay.

(ii) Environmental Liabilities:

     Paragraph 20 of the appendix will apply.

                                   Appendix

(ii)  Agreement
      ---------

      This appendix forms part of the agreement between us.

      If we refer to a paragraph, this will mean a paragraph of this appendix. If we refer to a term this will mean a term of the agreement.

(ii)  Meanings of words and phrases used in this agreement:
      ----------------------------------------------------

        the `Agreement Date' means the date on which our offer is accepted in the way set out in paragraph 3 of the appendix.

        `Business Day' shall mean a day on which banks in general are open in the City of London for the transaction of business of the nature set out in this agreement.

        `Event of Default' shall mean any event specified in paragraph 13 of the appendix.

        `the Group' means you and your (or where your Parent is specified in term 2(b), your Parent and its) subsidiary undertakings (as defined by
        Section 258 of the Companies Act 1985) taken as a whole (and, save where the context does not admit, any of them individually); if there are no subsidiary undertakings for the time being, references to the Group shall be taken to be references to you and the word "consolidated" in relation to any accounts or other financial matters shall be ignored.

        The `Loan' means the loan facility which we have agreed to provide under the terms and subject to the conditions of this agreement and, where necessary, it will mean all amounts owed under this agreement.

        `the Offer Date' is the date shown in term 1 of the agreement. This is the date on which we make the written offer of the Loan.

        `Option' means either of the interest rate options shown in term 7 of the agreement

        `Quotation' means a statement from us in response to a request under paragraph 5 of the appendix giving details of a period and an interest rate and any other terms under which we are willing to provide the Loan.

        `the Quotation Date' is the date on which we make a Quotation.

        `Security' means the security shown in term 11 of the agreement and any other security which you provide under paragraph 6 of the appendix.

        `Subsidiary Undertaking' shall mean a subsidiary undertaking (as defined by S.258 of the Companies Act 1985).

          The following definitions apply to the financial agreements in term 13 of the agreement.

          `Borrowing Costs' means, in respect of any financial period, all continuing, regular or periodic costs, charges and expenses (including but not limited to, interest and any capitalised interest) incurred by the Group in effecting, servicing or maintaining Total Borrowing.

          `Capital Expenditure' means, in respect of any financial period, the aggregate expenditure of the Group on the purchase of fixed assets (as determined in accordance with generally accepted United Kingdom accounting principles (consistently applied)).

          `Cash Generated' means, in respect of any financial period, the sum of:-

          (ii)  Profit; plus

          (ii) an amount equal to the depreciation charged on fixed assets of the Group during such period and any other non-cash movements; plus

          (iii) an amount equal to any decrease in net working capital (being, in respect of any period, the net surplus (or deficit) of the aggregate stock in trade of the Group and the amount owed to members of the Group by debtors less the amount owed by them to creditors at the end of such period); plus

          (iv) the proceeds of new ordinary or other redeemable shares issued by you during such period.

        LESS the sum of:-

          (ii) an amount equal to the tax paid by the Group during such period; plus

          (ii) an amount equal to any increase in net working capital (as defined above) during such period; plus

          (iii) an amount equal to the Capital Expenditure (including investments) by the Group during such period less an amount equal to the net proceeds of disposal of fixed assets during such period; plus

          (iv) an amount equal to the aggregate amount of dividends on ordinary shares paid by you during such period; plus

          (v) any receipts of the Group by way of extraordinary items during such period.

          `Current Assets' means all assets of the Group which would be classified, in accordance with generally accepted United Kingdom accounting principles (consistently applied) as current assets.

          `Current Liabilities' means all liabilities of the Group which would be classified, in accordance with generally accepted United Kingdom accounting principles (consistently applied) as current liabilities.

          `Debt Service Costs' means, in respect of any financial period:-

          (ii) all interest, commission, periodic fees and other financial charges payable by any member of the Group during such period (including the interest element payable under finance leases); plus

          (ii) the aggregate amount of all dividend payments on redeemable preference shares (and other redeemable shares) made by you during such period; plus

          (iii) the aggregate amount of all debt repayments made by any member of the Group or due from any member of the Group (including redemption of any redeemable preference shares and inter company and parental loans) during such period.

          `Net Cash Flow before Financing' means, in respect of any financial period, the sum of:-

          (ii)  Profit; plus

          (ii) an amount equal to the depreciation charged on fixed assets of the Group during such period and any other non- cash movements during such period; plus

          (iii) an amount equal to any decrease in net working capital (being, in respect of any period, the net surplus (or deficit) of the aggregate stock in trade of the Group and the amount owed to members of the Group by debtors less the amount owed by them to creditors at the end of such period);

        LESS the sum of:-

          (ii) an amount equal to the tax paid by the Group during such period; plus

          (ii) an amount equal to any increase in net working capital (as defined above) during such period; plus

          (iii) an amount equal to the Capital Expenditure (including investments) by the Group during such period less an amount equal to the net proceeds of disposal of fixed assets during such period; plus

          (iv) an amount equal to the interest paid (less interest received) by the Group for such period; plus

          (v) an amount equal to the aggregate amount of dividends on ordinary shares paid by you during such period; plus

          (vi) any receipts of the Group by way of extraordinary items during such period.

          `Net Working Assets' means, in respect of any period, the aggregate stock in trade of the Group and the amounts owed to members of the Group by trade debtors less the amounts owed by them to trade creditors at the end of such period.

          `Profit' means, in respect of any financial period, the amount of profit of the Group (excluding profit attributable to minority interests) before taxation, interest payable, and any unusual, extraordinary or exceptional items.

          `Tangible Net Worth' means the amount for the time being paid up or credited as paid up on your (or where your Parent is specified in term 2(b), your Parent's) issued share capital plus all reserves of the Group which would, in accordance with generally accepted United Kingdom accounting principles (consistently applied) be classified as shareholders capital plus retained earnings of the Group but deducting assets of the Group which would, in accordance with such principles, be classified as intangible assets.

          `Total Borrowing' means the total outstanding principal amount of all borrowings or monies otherwise raised by the Group from all sources whatever, whether by way of debenture, mortgage, unsecured loan, overdraft or in any other manner (including redeemable preference shares and inter company and parental loans) plus the aggregate face amount of all discounted acceptance credits.

(ii) Availability of Loan
     --------------------

     From the Offer Date shown in term 1 of the agreement you will have 30 days in which you can draw the Loan. However, you can only accept this offer and draw the Loan if we have received the following items from you and are satisfied with them:-

          a) A copy of this agreement with the acceptance form signed on your behalf (and if your Parent is specified in term 2(b) on behalf of your Parent).

          b) A certified copy of a resolution of your board of directors (and if your Parent is specified in term 2(b) a copy of a resolution of its board of directors) showing that you (and if applicable your Parent)

          .  accept the terms and conditions of the Loan;

          .  agree to give the security set out in term 11 of the agreement; and

          . authorise a person or persons to take such other action on your behalf (and if applicable your Parent's behalf) as may be necessary for the purpose of the agreement.

          c) Your (and if your Parent is specified in term 2(b) its) Certificate of Incorporation and such other evidence as we may require that you and (if your Parent is specified in term 2(b)) your Parent are companies incorporated in England, Wales or Scotland under the Companies Act 1985 (or any predecessor Act) and that neither you nor your Parent are a charity.

          d) The security set out in term 11 of the Agreement together with certified copies of such board resolutions and shareholders resolutions from the giver of such security as we may require and, in the case of a corporate entity which is giving security to us which is either (I) a charity or (ii) a Non-Companies Act company, a certified copy of its Memorandum and Articles of Association rules or other equivalent constitutional documents certified by its Secretary or a Director as being up to date (including copies of all amending resolutions). A "Non-Companies Act Company" is any company other than a company incorporated in England, Wales or Scotland under the Companies Act 1985 (or any predecessor Act).

          e) Written confirmation from Prestolite Electric Inc. that it will not seek any repayment under its intra-group loan (after the (Pounds)6m reduction now to be effected by this and other facilities provided by National Westminster Bank Plc), until such time as no further amounts remain outstanding under this Facility.

     You must give us three days' notice of your intention to draw the Loan. These days must be Business Days. We will credit your current account with the amount of the Loan on the day on which you accept the Quotation.

     You may not draw the Loan until we are satisfied that you have accepted a Quotation.

     Acceptance of the offer contained in this agreement may be effected by receipt by us at the lending branch (please see term 3 of the agreement) within thirty days of the date specified in term 1 of the agreement of the items specified in this paragraph.

(ii) Interest
     --------

     We will work out interest on the balance of the Loan outstanding from day to day on the basis of the actual number of days elapsed and a 365 day year.

     You must pay interest to us on our usual charging days in March, June, September and December or by combined interest and principal instalments (where specified under term 10) on such dates as are specified under term 10 of the agreement.

     You will pay a fixed rate of interest for the entire period of the Loan as specified in your Quotation. This rate of interest will be the rate shown in the Quotation.

     We may charge interest to your current account or to your loan account.

     If you do not make any payments on the due date under this agreement, then the rate of interest specified in term 14 shall apply to any overdue amounts.

(ii) Fixed Rate of Interest
     ----------------------

     You must give us three days' notice in writing of the date on which you want to draw the Loan. All these days must be Business Days.

     If we have received the items listed in paragraph 3 of this appendix (within the time period set out there), you may ask for a Quotation at any time up to 4 p.m. on the required day for the Loan (which must be a Business Day). You must also tell us the interest rate option you want.

     You must accept or reject our Quotation immediately. If you do not accept the Quotation immediately you shall be deemed to have rejected it.

     Once you have accepted the Quotation we will normally send to you written details of the terms of the Quotation. These details will include the interest rate and the period for which such rate applies repayment dates and repayment instalment amounts but if you do not receive these written details it will not affect your obligations in respect of the Quotation which you have accepted.

     Accepting the Quotation in any way (whether by telephone telex or in any other way) shall be binding on you and will mean that you will have to borrow the full amount of the Loan as set out in this agreement and the Quotation on the Quotation Date.

     If we do not receive instructions from you in relation to the Quotation which you have accepted we shall be entitled to credit the amount of the Loan to a current account in your name at the lending branch shown in term 3 of the agreement and you shall be deemed to have drawn the Loan.

(ii) Security
     --------

     You must give us the security shown in term 11 of the agreement and this will be a continuing security for the discharge on demand of all your indebtedness and your other liabilities to us from time to time.

     You undertake to provide any extra security which we need to maintain the value of the Security at the level specified in term 12 of the agreement within such period as we may require. The open market value of the Security shall be determined at our option from time to time by an independent professional valuation. You will have to pay for this valuation.

(ii) Fees and Costs
     --------------

     We have the right to debit your current account with the fees set out in term 8 and 15 of the agreement.

(ii) Early Repayment
     ---------------

     We may (but are not obliged to) agree to let you repay the Loan early if you ask us in writing. You must give us five days notice in writing to do this. This notice shall be irrevocable and these days must be Business Days. If we allow you to repay the Loan early, the prepayment will be on such terms as we may require including (without limitation) you indemnifying us against any funding or other costs, losses, expenses or liabilities (including loss of profit) sustained or incurred by us as a result of such prepayment. An example of the method by which we shall, until further notice, calculate this amount is set out in the attached Schedule.

     If we allow you to repay the Loan early you will also have to pay us the prepayment fee set out in term 15 of the agreement.

     A certificate by one of our officers as to any of the amounts due from you under this paragraph shall, save for manifest error, be conclusive evidence (and admissible as such) against and binding on you.

     You cannot reborrow any amount you have prepaid.

(ii) Liability
     ---------

     If you are more than one person then the expression "you" shall mean all of such persons and (save where the context does not so admit) any of them and the obligation of those persons shall be joint and several.

     Each such person irrevocably appoints each other person as his agent for the service of any demand or notice under this agreement.

(ii) Current Accounts
     ----------------

     You agree to maintain a current account with us throughout the period of the Loan.

(ii) Payments
     --------

     We may transfer amounts from your current account to meet the repayments set out in term 10 of the agreement.

     We may use any repayment instalment (including instalments of principal and interest) or any part of any repayment instalment to:

          .  reduce the amount of principal outstanding on the Loan.

          .  pay interest accrued on the Loan.

          .  discharge any other payment due under this agreement.

     You must make all payments under this agreement in full in pounds sterling without any deduction or withholding (whether in respect of set-off, counterclaim, duties, taxes, charges or otherwise howsoever). If you are compelled by law to make any deduction or withholding, you will promptly pay to us such additional amounts as will make the net amount received by us equal to the full amount payable by you had there been no deduction or withholding.

(ii) Set-Off
     -------

     We shall be entitled to set-off against any of your liabilities to us under this agreement (whether present, future, actual or contingent) any of your credit balances on any of your accounts with us or in your name. We do not have to give you any prior notice to do this.

(ii) Default
     -------

     If any of the following events occur, we may, by giving you written notice, cancel our outstanding commitments to you (including the availability of the Loan if you have not drawn it) and demand immediate repayment of your indebtedness to us and exercise our rights under any Security:-

     (ii) If you breach any term or condition (including any covenant) of this agreement.

     (ii) If you do not make any payment on the date it is due under this agreement and whether by way of principal, interest or otherwise.

     (ii) If you do not use the Loan for the purpose set out in term 5 of the agreement.

     (ii) If the Security or any part of the Security shall cease to be fully enforceable in accordance with its terms or with effect from the date on which the determination of the continuing nature of the Security or any part of the Security occurs, such continuing nature is determined whether such determination be by actual or constructive notice or be deemed to have occurred or any binding undertaking provided in the Security or any part of the Security shall be breached or any guarantor gives or purports to give notice to terminate its liabilities under any guarantee in respect of the Loan.

     (ii) If you sell or dispose of any asset listed in term 11 of the agreement or it ceases to be in your sole possession.

     (ii) If your current account becomes overdrawn after the debiting of any payment due from you under the Loan or it becomes overdrawn in excess of any limit agreed with us and you do not offer payment in cash to us when we inform you of this.

     (ii) If any representation, warranty or statement made to us by you in connection with the Loan is breached or is false or if you fail to tell us anything which in our opinion is material to the Loan.

     (ii) If you or any member of the Group make any default in the performance of any other agreement for borrowed money whether with us or any other lender whereby the due date of repayment thereunder is rendered capable of acceleration; or if any of your indebtedness or the indebtedness of any member of the Group becomes or is declared by the holder or the lender thereof to be due and payable prior to its stated maturity or such indebtedness is not repaid in full at its stated maturity; or if such indebtedness (including the indebtedness of any member of the Group) is repayable on demand and is not repaid in full immediately upon demand being made or if any guarantee or indemnity given by any giver of security in connection with any of your liabilities to us or the liabilities of any member of the Group to us or any other lender is not honoured when due and called upon.

     (ii) If a petition is presented or a resolution passed for your winding up or that of any member of the Group or a petition is presented for an administration order to be made in relation to you or any member of the Group; or your directors or the directors of any member of the Group make a proposal for a voluntary arrangement with your creditors or the creditors of any member of the Group; or you are unable to pay your debts within the meaning of Section 123 of the Insolvency Act 1986 or any member of the Group is unable to pay its debts within the meaning of such section or an encumbrancer takes possession of or a receiver or an administrative receiver is appointed over any of your assets or over the assets of any member of the Group.

     (ii) If there shall occur in our opinion a material effective change of control (as defined by Section 840 of the Income and Corporation Taxes Act 1988) of you or your Parent.

     (ii) If there has occurred any change which in our reasonable opinion is a material adverse change in your business, assets or financial condition or in the business, assets or financial condition of the Group or any member of the Group which, in our reasonable opinion, may affect your ability to comply with your obligations under this agreement.

     (ii) If any judgement, distress, warrant of attachment, writ of execution or similar process is issued, levied or enforced upon any of your assets or the assets of any member of the Group or if any asset held by the Bank as security for the Loan is charged or becomes encumbered elsewhere.

     (ii) If you or any member of the Group ceases or threatens to cease to carry on its business or sells, transfers or otherwise disposes of in any one transaction or series of related transactions any substantial part of its assets.

     (ii) If you cease to be a Subsidiary Undertaking of Prestolite Electric Holding, Inc.

(ii) Delay in exercising our rights
     ------------------------------

     If we delay in giving any notice or exercising any of our rights under this agreement this should not be construed as a waiver of any of our rights.

(ii) Demands and Notices
     -------------------

     Any demand or notice to you will be made in writing and be signed by one of our officers and served either by personal delivery on you at any place or by post addressed to you at your place of business last known to us.

     Service by post on you shall be deemed to be effective on the next Business Day after the date of posting even if it is returned undelivered.

     Any notice to us under this agreement must be made in writing and signed by you or where you are a company, by a duly authorised officer on your behalf. It must be delivered by hand or by post to the lending branch specified in term 3 of the agreement.

(ii) Costs and Expenses
     ------------------

     You will pay all costs, charges and expenses arising in connection with the Loan and the Security including the negotiation and preparation of this agreement and the Security and all costs, charges and expenses arising in connection with the preservation and/or enforcement of our rights under this agreement or under the Security and will indemnify us for any and all losses, costs and expenses occasioned by the occurrence of an Event of Default.

17   Increased Costs and Illegality
     ------------------------------

     (a) If we determine in our opinion that as a result of any Requirement or compliance by us with any Requirement the cost to us of funding, maintaining or making available the Loan (or any undrawn amount of the Loan) is increased or the effective return to us on the Loan or on our capital is reduced, then you shall pay to us on demand such sums as may be certified to you by us as shall compensate us for the increased cost or reduction. `Requirement' means any law, regulation, directive or official request (whether or not having the force of law) and includes any change in its interpretation or application. It also includes any Requirement relating to a change in currency of a country.

(ii) If the effect of the introduction of or any change in applicable law or directive or the interpretation of such law or directive is to make or purport to make the Loan unlawful then our obligations under this agreement shall cease and you will on demand pay to us all amounts outstanding under the Loan.

18   General Points
     --------------

     (a) If at any time any one or more of the provisions in this agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this agreement shall not in any way be affected or impaired.

(ii) Unless we expressly agree to do so in writing we do not hold ourselves out as providing advice on or considering the general suitability of this Loan for your particular circumstances (including tax circumstances) and neither we nor our employees shall be liable for any indications given as to such suitability. We make no warranties or representations about the advisability of any underlying transaction entered into by you. You should obtain independent professional advice on such matters, and upon any Security required by us.

(ii) If more than one currency or currency unit are at the same time recognised by the Bank of England as the lawful currency of the United Kingdom then: any reference in this agreement to, and any obligations arising under this agreement in, the currency of the United Kingdom shall be translated into, or paid in, the currency or currency unit of the United Kingdom designated by us; and any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the Bank of England for the conversion of that currency or currency unit into the other, rounded up or down by us acting reasonably.

(ii) If a change in any currency of the United Kingdom occurs, this agreement will be amended to the extent we specify to be necessary to reflect the change in currency and to put us in the same position, so far as possible, that we would have been in if no change in currency had occurred.

     (ii) We may assign or transfer all or any of our rights and obligations under the Loan. You may not assign or transfer any of your rights or obligations under the Loan.

     (ii)    This agreement is governed by  the laws of England.

     (ii) All expressions in this agreement bearing a plural meaning shall (where the context so admits) also bear the singular meaning and vice versa.

     (ii) All references in this agreement to any statutory provision shall be deemed to include any statutory modification or re-enactment of such provision.

(ii) Representations and Warranties
     ------------------------------

     You represent and warrant that you have full power to accept and be bound by the terms and conditions set out in this agreement and to draw the Loan and that you have taken all necessary steps and obtained all necessary consents and authorisations to do so and that accordingly this agreement constitutes your legal, valid and binding obligations fully enforceable in accordance with their terms.

     You represent and warrant as follows:-

     (ii) You are duly incorporated and validly existing under the laws of England.

     (ii) No Event of Default has occurred or is outstanding and no event has occurred which with the giving of notice or the lapse of time would constitute an Event of Default.

     (ii) All information, exhibits and reports furnished to us in connection with this agreement were and remain true and accurate in all respects and do not omit any facts thereby rendering misleading any statement contained therein.

     (d) The representations and warranties set out above shall survive your acceptance of this agreement and the drawing of the Loan and shall be deemed to be repeated on each day throughout the period of the Loan with reference to the facts and circumstances existing at that time.

     (e) A suitably authorised officer of your Parent Company has seen and approved the terms of this agreement.

20   Environmental Matters
     ---------------------

     (a) We may at any time during the period of the Loan require you to obtain a written up-date of the environmental audit referred to in paragraph 3 of the appendix (or if no audit was required under paragraph 3, a written confirmation that neither your assets nor the use of those assets has broken or is likely to break any Environmental Law). This must be done by an environmental consultant acceptable to us and at your expense.

     (ii) You must notify us immediately if you receive any claim, notice or other communication in respect of any alleged breach of Environmental Law.

     (ii) You undertake to notify us immediately if any Environmental Licence is withdrawn or is not renewed.

     (ii) You must give us certified copies of any new Environmental Licence and any renewal of any Environmental Licences within twenty-eight days of issue and you must meet all associated costs and expenses.

     (ii) You represent and warrant to us that you have obtained all necessary Environmental Licences and you have at all times complied in all material respects with the terms and conditions of the Environmental Licences applicable to you and all other applicable Environmental Law.
     You also confirm that no Hazardous Materials (other than those incidental to your business and which are stored in full compliance with Environmental Licence(s)) have been used, disposed of, generated, stored, transported, deposited, buried or emitted at, on, from or under any premises (whether or not owned, leased, occupied or controlled by you) in circumstances where this might result in a liability on you.

     (ii) You represent that you have not received any notices of withdrawal, violations and/or advisory action by regulatory agencies regarding environmental control matters or Environmental Licence compliance.

     (ii) You will indemnify and hold us and our respective officers, directors, employees and agents (the `Indemnified Parties') free and harmless from and against any and all actions, causes of action, losses, costs, liabilities and damages of any kind and every kind of character known or unknown, fixed or contingent, out of pocket or consequential and all expenses incurred in connection therewith including reasonable legal fees and disbursements (irrespective of whether any such Indemnified Parties are a party to the action for which indemnification is sought) (the "Indemnified Environmental Liabilities") incurred by the Indemnified Parties or any of them as a result of or arising out of or relating to:-

     (ii) The imposition or recording of any liens, pledges, charges or mortgages on or over any of your assets by any government agency or local governmental agency or authority pursuant to any Environmental Law or the removal of any such liens, pledges, charges or mortgages over any of your assets.

     (ii) The claims of any private parties or local government or government agency or authority regarding violations of Environmental Law in connection with your operations or the effect of the presence of any Hazardous Material on the value of the assets belonging to you or in connection with compliance by you or the Indemnified Parties with any regulation or order issued pursuant to Environmental Law. Your obligations to the Indemnified Parties shall continue after you have repaid the Loan. For the purposes of this agreement:-

          "Environmental Law" shall mean any law, regulation, code of practice, circular, guidance notes or the like (whether in the United Kingdom or elsewhere and whether now existing or subsequently enacted or promulgated) or any judicial or administrative interpretation thereof concerning the protection of human health or the environment or the conditions of the work place or the generation, transportation, storage, treatment and disposal of hazardous materials.

          "Hazardous Materials" shall mean any radioactive emissions and any natural or artificial substance (whether in solid or liquid form or in the form of a gas or vapour and whether alone or in combination with any other substance) which are defined, determined identified prohibited, limited or regulated by Environmental Law or any other chemical, material, substance or element existing now or in the future and which is capable of causing harm to man or any other living organism which is capable of damaging the environment or public health or welfare including any controlled, special, dangerous, toxic, radioactive or hazardous waste.
          "Environmental Licence" shall mean any permit, licence or authorisation, consent or other approval required by Environmental Law.


     /s/  Jon Hays
     -------------
     For and on behalf of
     National Westminster Bank Plc



                              FORM OF ACCEPTANCE
                              ------------------

     We accept the Loan on the terms and conditions set out in this agreement

     By: /s/  John Wilkinson
         -------------------
     For and on behalf of Prestolite Electric Limited

     Date: /s/ 2/nd/ November, 1999
           ------------------------

                                   SCHEDULE

               Indicative Calculation of Maximum Breakage Costs


Actuarial Style (Reducing Capital and Interest)
----------------------------------------------

Original Loan Amount          (Pounds)500,000

Term of Loan                  2 Years

Fixed Rate                    10.25%

Term Expired                  1 Year

Loan Amount Outstanding       (Pounds)251,505

Available Rate at Early
Repayment Date                8.625%

Breakage Costs                (Pounds)4,401*



As a guide only, the formula which will apply can be stated as follows:

                       Current amount of loan outstanding
                       -------
                                 Multiplied by
        Remaining period (in years) to maturity of the fixed rate period
                                 Multiplied by
 Existing loan rate minus (Current available fixed rate for the remaining term
                           -------
                                 minus 0.125% )

Actual breakage costs will be confirmed on the day early redemption takes place

  *Note:  The breakage cost payable is subject to a minimum of 0.125% and in addition to the 0.5% prepayment fee

                                   Agreement


We, National Westminster Bank Plc and any person to whom we transfer our rights or duties under this agreement agree to offer you a loan under the terms and conditions set out below and on the attached appendix. The first part of the appendix explains some of the words and phrases used in this agreement.

(ii)      Date of offer: 18/th/ October 1999

2 Your name: Prestolite Electric Limited ( Registered No. 1189048 ) Cleveland Road, Leyland, Preston, Lancs.

(ii) Lending Branch: Cheltenham

(ii) Amount: (Pounds)2,000,000 (two million pounds)

5    Purpose of the Loan: Repay element of Parental Loan

(ii) Period of the Loan: 5 years

7 Interest rate: You will pay interest at a rate equal to the sum of 1.375% per year plus the Bank's base rate from time to time.

(ii) Fee: (Pounds)60,000 to include availability of the overdraft facility per the Advice of Borrowing Terms of even date.

(ii) Drawing the Loan: You may draw the Loan in full in one amount or in stages. If stage drawings are required, these are permitted subject to minimum single drawings of (Pounds)500,000. Full drawdown must be achieved within 12 months of the Agreement Date. If the Loan is not drawn in full within this period, the undrawn part of the Loan will be deemed to be cancelled and no longer available for drawing.

(ii) Repayment: You must have repaid the Loan in full on the last day of the period shown in term 6 of this agreement (such period commencing on the earlier of the date on which the Loan is drawn in full and the date on which any undrawn part of the Loan is cancelled under term 9 of this agreement).

     Subject always to our rights under paragraph 12 of the appendix,

          You will repay the Loan by 60 instalments of principal and interest payable every one month. We will tell you the amounts you need to pay to repay the Loan in full by the last day of the period shown in term 6 of this agreement together with interest which will be calculated in the manner referred to in paragraph 4 of the appendix. Such instalments will commence 1 month after the earlier of the date on which you draw the Loan in full and the date on which any undrawn part of the Loan is cancelled under term 9 of this agreement.

          From time to time we will tell you the instalments you must pay.

          From the date on which a drawing is first made under the Loan until such date as you commence your instalments of principal and interest hereunder, interest at the rate specified in this agreement may be debited to your loan account on our usual charging days in March, June, September and December.

(ii) Security:

     First legal mortgage over Larden Road Premises, Acton, London.
     First legal mortgage over land off Ipswich Road, Cardiff (known as Royal Works). First legal mortgage over site at Cleveland Road, Leyland, Preston, Lancashire.
     Cross Guarantees and Mortgage Debentures from:-
     Prestolite Electric Limited,
     Prestolite Wales Limited,
     H B Switchgear (Contractors) Limited,
     Butec Electrics Limited.

(ii) Value of Security:

     The first legal mortgages shown in term 11 of this agreement together with any security provided pursuant to paragraph 5 of the appendix must be worth (calculated on an Open Market Value basis) at least 125% of the total amount which you owe at any time on this Loan and the Commercial Fixed Rate Loan Agreement of even date.

(ii) Financial agreements:

     You agree to the following for as long as any amounts remain outstanding under this loan.

     Please see paragraph 2 of the appendix for an explanation of the words and phrases used below.

     (ii) You will not allow Total Borrowing to be more than 125% of Tangible Net Worth in 1999, 100% of Tangible Net Worth in 2000, and 75% of Tangible Net Worth thereafter.
     (ii) You will not allow Cash Generated to be less than 100% of Debt Service Costs.
     (ii)    You will not allow Profit to be less than 250% of Borrowing Costs.
     (ii) Management information to be provided monthly within 30 days of the month end to which the information relates. To include Profit & Loss and Balance Sheet statements, aged debtor analysis, funds flow statement and specific commentary on working capital movements.

     E No preference shares or redeemable ordinary shares to be withdrawn/repaid during the term of this loan.
     F Acquisitions of more than (Pounds)500,000 not to be made without the Bank's prior agreement.
     G You will not, without the prior approval of the Bank, make any repayments of principal to Prestolite Electric Inc. under the intra-group loan of (Pounds)6m or equivalent (this amount is after the (Pounds)6m reduction from the total of (Pounds)8m of banking facilities being put in place of even date by National Westminster Bank Plc).
     (ii) You will not and you (and your Parent (if specified in term 2(b)) will procure that none of your (or if your Parent is specified in term 2(b) its) subsidiary undertakings as defined by S.258 of the Companies Act 1985 ("Subsidiary Undertakings") will, without our prior written consent either create, extend or increase any security interest on the whole or any part of your or the Group's undertaking, property or assets (including uncalled capital) whether present or future in aggregate above (Pounds)250,000. Security interest includes (without limitation) liens, pledges, charges, mortgages or other encumbrances.
     (ii) You will provide us with such financial and other information relating to you or to the Group as we may reasonably require including (without limitation) copies of the consolidated audited accounts of the Group not later than 6 months after the end of the accounting period to which they relate.

     In order to verify whether you are complying with these covenants, we will refer to your management accounts on a quarterly basis and audited accounts on an annual basis, for the consolidated accounts of Prestolite Electric Limited. In respect of the Cash Generated covenant (point b above), this will be tested quarterly on a rolling 12 month basis as follows:

         3 months ended 31/3/2000
         6 months ended 30/6/2000
         9 months ended 30/9/2000

          12 months ended 31/12/2000
          12 months ended 31/3/2001 and each rolling 12 month period thereafter.

(ii) Overdue payments:

     If you do not make any payment under this agreement on the date it is due, then, without prejudice to our other rights, we will charge interest on the overdue amount from the date it was due to the date upon which we receive payment (as well after as before judgement). This will be calculated (and compounded in accordance with our normal practice) on the basis of a year of 365 days and the actual number of days elapsed.

     You will pay interest to us at a rate which is equal to the sum of:-

          5% per year; and

          our base rate from time to time

     Any late payments may be debited to a separate account.

(ii) Early Repayment:

     Paragraph 7 of the appendix gives details of how you may ask to repay the Loan before the specified repayment dates. In connection with paragraph 7 of the appendix, the prepayment fee is 0.5% of the amount which you prepay.

(ii) Environmental Liabilities
     -------------------------

     Paragraph 18 of the Appendix will apply.

                                   Appendix

(ii)  Agreement
      ---------

      This appendix forms part of the agreement between us.

      If we refer to a paragraph, this will mean a paragraph of this appendix. If we refer to a term this will mean a term of the agreement.

(ii)  Meanings of words and phrases used in this agreement:
      ----------------------------------------------------

          the `Agreement Date' means the date on which our offer is accepted in the way set out in paragraph 3 of the appendix.

          `Business Day' shall mean a day on which banks in general are open in the City of London for the transaction of business of the nature set out in this agreement.

          `Event of Default' shall mean any event specified in paragraph 12 of the appendix.

          `the Group' means you and your (or where your Parent is specified in term 2(b), your Parent and its) subsidiary undertakings (as defined by
          Section 258 of the Companies Act 1985) taken as a whole (and, save where the context does not admit, any of them individually); if there are no subsidiary undertakings for the time being, references to the Group shall be taken to be references to you and the word "consolidated" in relation to any accounts or other financial matters shall be ignored.

          The `Loan' means the loan facility which we have agreed to provide under the terms and subject to the conditions of this agreement and, where necessary, it will mean all amounts owed under this agreement.

          `the Offer Date' is the date shown in term 1 of the agreement. This is the date on which we make the written offer of the Loan.

          `Security' means the security shown in term 11 of the agreement and any other security which you provide under paragraph 5 of the appendix.

          `Subsidiary Undertaking' shall mean a subsidiary undertaking (as defined by S.258 of the Companies Act 1985).

            The following definitions apply to the financial agreements in term 13 of the agreement.

            `Borrowing Costs' means, in respect of any financial period, all continuing, regular or periodic costs, charges and expenses (including but not limited to, interest and any capitalised interest) incurred by the Group in effecting, servicing or maintaining Total Borrowing.

            `Capital Expenditure' means, in respect of any financial period, the aggregate expenditure of the Group on the purchase of fixed assets (as determined in accordance with generally accepted United Kingdom accounting principles (consistently applied)).

          `Cash Generated' means, in respect of any financial period, the sum of:-

            (ii)   Profit; plus

            (ii) an amount equal to the depreciation charged on fixed assets of the Group during such period and any other non-cash movements; plus

            (iii) an amount equal to any decrease in net working capital (being, in respect of any period, the net surplus (or deficit) of the aggregate stock in trade of the Group and the amount owed to members of the Group by debtors less the amount owed by them to creditors at the end of such period); plus

            (iv) the proceeds of new ordinary or other redeemable shares issued by you during such period.

          LESS the sum of:-

            (ii) an amount equal to the tax paid by the Group during such period; plus

            (ii) an amount equal to any increase in net working capital (as defined above) during such period; plus

            (iii) an amount equal to the Capital Expenditure (including investments) by the Group during such period less an amount equal to the net proceeds of disposal of fixed assets during such period; plus

            (iv) an amount equal to the aggregate amount of dividends on ordinary shares paid by you during such period; plus

            (v) any receipts of the Group by way of extraordinary items during such period.

            `Current Assets' means all assets of the Group which would be classified, in accordance with generally accepted United Kingdom accounting principles (consistently applied) as current assets.

            `Current Liabilities' means all liabilities of the Group which would be classified, in accordance with generally accepted United Kingdom accounting principles (consistently applied) as current liabilities.

            `Debt Service Costs' means, in respect of any financial period:-

            (ii) all interest, commission, periodic fees and other financial charges payable by any member of the Group during such period (including the interest element payable under finance leases); plus

            (ii) the aggregate amount of all dividend payments on redeemable preference shares (and other redeemable shares) made by you during such period; plus

            (iii) the aggregate amount of all debt repayments made by any member of the Group or due from any member of the Group (including redemption of any redeemable preference shares and inter company and parental loans) during such period.

          `Net Cash Flow before Financing' means, in respect of any financial period, the sum of :-

            (ii)   Profit; plus

            (ii) an amount equal to the depreciation charged on fixed assets of the Group during such period and any other non- cash movements during such period; plus

            (iii) an amount equal to any decrease in net working capital (being, in respect of any period, the net surplus (or deficit) of the aggregate stock in trade of the Group and the amount owed to members of the Group by debtors less the amount owed by them to creditors at the end of such period);

          LESS the sum of :-

            (ii) an amount equal to the tax paid by the Group during such period; plus

            (ii) an amount equal to any increase in net working capital (as defined above) during such period; plus

            (iii) an amount equal to the Capital Expenditure (including investments) by the Group during such period less an amount equal to the net proceeds of disposal of fixed assets during such period; plus

            (iv) an amount equal to the interest paid (less interest received) by the Group for such period; plus

            (v) an amount equal to the aggregate amount of dividends on ordinary shares paid by you during such period; plus

            (vi) any receipts of the Group by way of extraordinary items during such period.

            `Net Working Assets' means, in respect of any period, the aggregate stock in trade of the Group and the amounts owed to members of the Group by trade debtors less the amounts owed by them to trade creditors at the end of such period.

            `Profit' means, in respect of any financial period, the amount of profit of the Group (excluding profit attributable to minority interests) before taxation, interest payable, and any unusual, extraordinary or exceptional items.

            `Tangible Net Worth' means the amount for the time being paid up or credited as paid up on your (or where your Parent is specified in term 2(b), your Parent's) issued share capital plus all reserves of the Group which would, in accordance with generally accepted United Kingdom accounting principles (consistently applied) be classified as shareholders capital plus retained earnings of the Group but deducting assets of the Group which would, in accordance with such principles, be classified as intangible assets.

            `Total Borrowing' means the total outstanding principal amount of all borrowings or monies otherwise raised by the Group from all sources whatever, whether by way of debenture, mortgage, unsecured loan, overdraft or in any other manner (including redeemable preference shares and inter company and parental loans) plus the aggregate face amount of all discounted acceptance credits.


(ii)   Availability of Loan
       --------------------

       From the Offer Date shown in term 1 of the agreement you will have 30 days in which you can draw the Loan. However, you can only accept this offer and draw the Loan if we have received the following items from you and are satisfied with them:-

          a) A copy of this agreement with the acceptance form signed on your behalf (and if your Parent is specified in term 2(b) on behalf of your Parent).

          b) A certified copy of a resolution of your board of directors (and if your Parent is specified in term 2(b) a copy of a resolution of its board of directors) showing that you (and if applicable your Parent)

          .   accept the terms and conditions of the Loan;

          .   agree to give the security set out in term 11 of the agreement;
              and

          . authorise a person or persons to take such other action on your behalf (and if applicable your Parent's behalf) as may be necessary for the purpose of the agreement.

          c) Your (and if your Parent is specified in term 2(b) its) Certificate of Incorporation and such other evidence as we may require that you and ( if your Parent is specified in term 2(b)) your Parent are companies incorporated in England, Wales or Scotland under the Companies Act 1985 (or any predecessor Act) and that neither you nor your Parent are a charity.

          d) The security set out in term 11 of the Agreement together with certified copies of such board resolutions and shareholders resolutions from the giver of such security as we may require and, in the case of a corporate entity which is giving security to us which is either (I) a charity or (ii) a Non-Companies Act company, a certified copy of its Memorandum and Articles of Association rules or other equivalent constitutional documents certified by its Secretary or a Director as being up to date (including copies of all amending resolutions). A "Non-Companies Act Company" is any company other than a company incorporated in England, Wales or Scotland under the Companies Act 1985 (or any predecessor Act).

          e) Written confirmation from Prestolite Electric Inc. that it will not seek any repayment under its intra-group loan (after the (Pounds)6m reduction now to be effected by this and other facilities provided by National Westminster Bank Plc), until such time as no further amounts remain outstanding under this Facility.

     You must give us three days' notice of your intention to draw the Loan or any part of it. These days must be Business Days. We will credit your current account with the amount of your drawing

     Acceptance of the offer contained in this agreement may be effected by receipt by us at the lending branch (please see term 3 of the agreement) within thirty days of the date specified in term 1 of the agreement of the items specified in this paragraph.

(ii) Interest
     --------

     We will work out interest on the balance of the Loan outstanding from day to day on the basis of the actual number of days elapsed and a 365 day year.

     You must pay interest to us on our usual charging days in March, June, September and December or by combined interest and principal instalments (where specified under term 10) on such dates as are specified under term 10 of the agreement.

     You will pay a fixed rate of interest for the entire period of the Loan as specified in your Quotation. This rate of interest will be the rate shown in the Quotation.

     We may charge interest to your current account or to your loan account.

     If you do not make any payments on the due date under this agreement, then the rate of interest specified in term 14 shall apply to any overdue amounts.

(ii) Security
     --------

     You must give us the security shown in term 11 of the agreement and this will be a continuing security for the discharge on demand of all your indebtedness and your other liabilities to us from time to time.

     You undertake to provide any extra security which we need to maintain the value of the Security at the level specified in term 12 of the agreement within such period as we may require. The open market value of the Security shall be determined at our option from time to time by an independent professional valuation. You will have to pay for this valuation.

(ii) Fees and Costs
     --------------

     We have the right to debit your current account with the fees set out in term 8 and 15 of the agreement.

(ii) Early Repayment
     ---------------

     We may (but are not obliged to) agree to let you repay the Loan early if you ask us in writing. You must give us five days notice in writing to do this. This notice shall be irrevocable and these days must be Business Days. If we allow you to repay the Loan early, the prepayment will be on such terms as we may require including (without limitation) you indemnifying us against any funding or other costs, losses, expenses or liabilities (including loss of profit) sustained or incurred by us as a result of such prepayment.

     If we allow you to repay the Loan early you will also have to pay us the prepayment fee set out in term 15 of the agreement.

     You cannot reborrow any amount you have prepaid.

(ii) Liability
     ---------

     If you are more than one person then the expression "you" shall mean all of such persons and (save where the context does not so admit) any of them and the obligation of those persons shall be joint and several.

     Each such person irrevocably appoints each other person as his agent for the service of any demand or notice under this agreement.

(ii) Current Accounts
     ----------------

     You agree to maintain a current account with us throughout the period of the Loan.

(ii) Payments
     --------

     We may transfer amounts from your current account to meet the repayments set out in term 10 of the agreement.

     We may use any repayment instalment (including instalments of principal and interest) or any part of any repayment instalment to:

          .  reduce the amount of principal outstanding on the Loan.

          .  pay interest accrued on the Loan.

          .  discharge any other payment due under this agreement.

     You must make all payments under this agreement in full in pounds sterling without any deduction or withholding (whether in respect of set-off, counterclaim, duties, taxes, charges or otherwise howsoever). If you are compelled by law to make any deduction or withholding, you will promptly pay to us such additional amounts as will make the net amount received by us equal to the full amount payable by you had there been no deduction or withholding.

(ii) Set-Off
     -------

     We shall be entitled to set-off against any of your liabilities to us under this agreement (whether present, future, actual or contingent) any of your credit balances on any of your accounts with us or in your name. We do not have to give you any prior notice to do this.

(ii) Default
     -------

     If any of the following events occur, we may, by giving you written notice, cancel our outstanding commitments to you (including the availability of the Loan if you have not drawn it) and demand immediate repayment of your indebtedness to us and exercise our rights under any Security:-

     (ii) If you breach any term or condition (including any covenant) of this agreement.

     (ii) If you do not make any payment on the date it is due under this agreement and whether by way of principal, interest or otherwise.

     (ii) If you do not use the Loan for the purpose set out in term 5 of the agreement.

     (ii) If the Security or any part of the Security shall cease to be fully enforceable in accordance with its terms or with effect from the date on which the determination of the continuing nature of the Security or any part of the Security occurs, such continuing nature is determined whether such determination be by actual or constructive notice or be deemed to have occurred or any binding undertaking provided in the Security or any part of the Security shall be breached or any guarantor gives or purports to give notice to terminate its liabilities under any guarantee in respect of the Loan.

     (ii) If you sell or dispose of any asset listed in term 11 of the agreement or it ceases to be in your sole possession.

     (ii) If your current account becomes overdrawn after the debiting of any payment due from you under the Loan or it becomes overdrawn in excess of any limit agreed with us and you do not offer payment in cash to us when we inform you of this.

     (ii) If any representation, warranty or statement made to us by you in connection with the Loan is breached or is false or if you fail to tell us anything which in our opinion is material to the Loan.

     (ii) If you or any member of the Group make any default in the performance of any other agreement for borrowed money whether with us or any other lender whereby the due date of repayment thereunder is rendered capable of acceleration; or if any of your indebtedness or the indebtedness of any member of the Group becomes or is declared by the holder or the lender thereof to be due and payable prior to its stated maturity or such indebtedness is not repaid in full at its stated maturity; or if such indebtedness (including the indebtedness of any member of the Group) is repayable on demand and is not repaid in full immediately upon demand being made or if any guarantee or indemnity given by any giver of security in connection with any of your liabilities to us or the liabilities of any member of the Group to us or any other lender is not honoured when due and called upon.

     (ii) If a petition is presented or a resolution passed for your winding up or that of any member of the Group or a petition is presented for an administration order to be made in relation to you or any member of the Group; or your directors or the directors of any member of the Group make a proposal for a voluntary arrangement with your creditors or the creditors of any member of the Group; or you are unable to pay your debts within the meaning of Section 123 of the Insolvency Act 1986 or any member of the Group is unable to pay its debts within the meaning of such section or an encumbrancer takes possession of or a receiver or an administrative receiver is appointed over any of your assets or over the assets of any member of the Group.

     (ii) If there shall occur in our opinion a material effective change of control (as defined by Section 840 of the Income and Corporation Taxes Act 1988) of you or your Parent.

     (ii) If there has occurred any change which in our reasonable opinion is a material adverse change in your business, assets or financial condition or in the business, assets or financial condition of the

               Group or any member of the Group which, in our reasonable opinion, may affect your ability to comply with your obligations under this agreement.

     (ii) If any judgement, distress, warrant of attachment, writ of execution or similar process is issued, levied or enforced upon any of your assets or the assets of any member of the Group or if any asset held by the Bank as security for the Loan is charged or becomes encumbered elsewhere.

     (ii) If you or any member of the Group ceases or threatens to cease to carry on its business or sells, transfers or otherwise disposes of in any one transaction or series of related transactions any substantial part of its assets.

     (ii) If you cease to be a Subsidiary Undertaking of Prestolite Electric Holding, Inc.

(ii) Delay in exercising our rights
     ------------------------------

     If we delay in giving any notice or exercising any of our rights under this agreement this should not be construed as a waiver of any of our rights.

(ii) Demands and Notices
     -------------------

     Any demand or notice to you will be made in writing and be signed by one of our officers and served either by personal delivery on you at any place or by post addressed to you at your place of business last known to us.

     Service by post on you shall be deemed to be effective on the next Business Day after the date of posting even if it is returned undelivered.

     Any notice to us under this agreement must be made in writing and signed by you or where you are a company, by a duly authorised officer on your behalf. It must be delivered by hand or by post to the lending branch specified in term 3 of the agreement.

(ii) Costs and Expenses
     ------------------

     You will pay all costs, charges and expenses arising in connection with the Loan and the Security including the negotiation and preparation of this agreement and the Security and all costs, charges and expenses arising in connection with the preservation and/or enforcement of our rights under this agreement or under the Security and will indemnify us for any and all losses, costs and expenses occasioned by the occurrence of an Event of Default.

(ii) General Points
     --------------

     (ii) If at any time any one or more of the provisions in this agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     (ii) Unless we expressly agree to do so in writing we do not hold ourselves out as providing advice on or considering the general suitability of this Loan for your particular circumstances (including tax circumstances) and neither we nor our employees shall be liable for any indications given as to such suitability. We make no warranties or representations about the advisability of any underlying transaction entered into by you. You should obtain independent professional advice on such matters, and upon any Security required by us.

     (ii) If we determine in our opinion that as a result of any Requirement or compliance by us with any Requirement the cost to us of funding, maintaining or making available the Loan (or any undrawn amount of the Loan) is increased or the effective return to us on the Loan or on our capital is reduced, then you shall pay to us on demand such sums as may be certified to you by us as shall compensate us for the increased cost or reduction. 'Requirement' means any law, regulation, directive or official request(whether or not having the force of law) and includes any change in its interpretation or application. It also includes any Requirement relating to a change in currency of a country.

     (ii) If more than one currency or currency unit are at the same time recognised by the Bank of England as the lawful currency of the United Kingdom then:
     any reference in this agreement to, and any obligations arising under this agreement in, the currency of the United Kingdom shall be translated into, or paid in, the currency or currency unit of the United Kingdom designated by us; and any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the Bank of England for the conversion of that currency or currency unit into the other, rounded up or down by us acting reasonably.

     (ii) If a change in any currency of the United Kingdom occurs, this agreement will be amended to the extent we specify to be necessary to reflect the change in currency and to put us in the same position, so far as possible, that we would have been in if no change in currency had occurred.

     (ii) We may assign or transfer all or any of our rights and obligations under the Loan. You may not assign or transfer any of your rights or obligations under the Loan.

     (ii)      This agreement is governed by  the laws of England.

     (ii) All expressions in this agreement bearing a plural meaning shall (where the context so admits) also bear the singular meaning and vice versa.

     (ii) All references in this agreement to any statutory provision shall be deemed to include any statutory modification or re-enactment of such provision.

     (ii) If the effect of the introduction of or any change in applicable law or directive or the interpretation of such law or directive is to make or purpose to make the Loan unlawful then our obligations under this agreement shall cease and you will on demand pay to us all amounts ourstanding under the Loan

(ii) Representations and Warranties
     ------------------------------

     You represent and warrant that you have full power to accept and be bound by the terms and conditions set out in this agreement and to draw the Loan and that you have taken all necessary steps and obtained all necessary consents and authorisations to do so and that accordingly this agreement constitutes your legal, valid and binding obligations fully enforceable in accordance with their terms.

     You represent and warrant as follows:-

(ii) You are duly incorporated and validly existing under the laws of England.

(ii) No Event of Default has occurred or is outstanding and no event has occurred which with the giving of notice or the lapse of time would constitute an Event of Default.

(ii) All information, exhibits and reports furnished to us in connection with this agreement were and remain true and accurate in all respects and do not omit any facts thereby rendering misleading any statement contained therein.

      (d) The representations and warranties set out above shall survive your acceptance of this agreement and the drawing of the Loan and shall be deemed to be repeated on each day throughout the period of the Loan with reference to the facts and circumstances existing at that time.

     (e) A suitably authorised officer of your Parent Company has seen and approved the terms of this agreement.

18   Environmental Matters
     ---------------------

     (a) We may at any time during the period of the Loan require you to obtain a written up-date of the environmental audit referred to in paragraph 3 of the appendix (or if no audit was required under paragraph 3, a written confirmation that neither your assets nor the use of those assets has broken or is likely to break any Environmental Law). This must be done by an environmental consultant acceptable to us and at your expense.

     (ii) You must notify us immediately if you receive any claim, notice or other communication in respect of any alleged breach of Environmental Law.

     (ii) You undertake to notify us immediately if any Environmental Licence is withdrawn or is not renewed.

     (ii) You must give us certified copies of any new Environmental Licence and any renewal of any Environmental Licences within twenty-eight days of issue and you must meet all associated costs and expenses.

     (ii) You represent and warrant to us that you have obtained all necessary Environmental Licences and you have at all times complied in all material respects with the terms and conditions of the Environmental Licences applicable to you and all other applicable Environmental Law.
     You also confirm that no Hazardous Materials (other than those incidental to your business and which are stored in full compliance with Environmental Licence(s)) have been used, disposed of, generated, stored, transported, deposited, buried or emitted at, on, from or under any premises (whether or not owned, leased, occupied or controlled by you) in circumstances where this might result in a liability on you.

     (ii) You represent that you have not received any notices of withdrawal, violations and/or advisory action by regulatory agencies regarding environmental control matters or Environmental Licence compliance.

     (ii) You will indemnify and hold us and our respective officers, directors, employees and agents (the `Indemnified Parties') free and harmless from and against any and all actions, causes of action, losses, costs, liabilities and damages of any kind and every kind of character known or unknown, fixed or contingent, out of pocket or consequential and all expenses incurred in connection therewith including reasonable legal fees and disbursements (irrespective of whether any such Indemnified Parties are a party to the action for which indemnification is sought) (the "Indemnified Environmental Liabilities") incurred by the Indemnified Parties or any of them as a result of or arising out of or relating to:-

     (ii) The imposition or recording of any liens, pledges, charges or mortgages on or over any of your assets by any government agency or local governmental agency or authority pursuant to any Environmental Law or the removal of any such liens, pledges, charges or mortgages over any of your assets.

     (ii) The claims of any private parties or local government or government agency or authority regarding violations of Environmental Law in connection with your operations or the effect of the presence of any Hazardous Material on the value of the assets belonging to you or in connection with compliance by you or the Indemnified Parties with any regulation or order issued pursuant to Environmental Law. Your obligations to the Indemnified Parties shall continue after you have repaid the Loan. For the purposes of this agreement:-

         "Environmental Law" shall mean any law, regulation, code of practice, circular, guidance notes or the like (whether in the United Kingdom or elsewhere and whether now existing or subsequently enacted or promulgated) or any judicial or administrative interpretation thereof concerning the protection of human health or the environment or the conditions of the work place or the generation, transportation, storage, treatment and disposal of hazardous materials.

       "Hazardous Materials" shall mean any radioactive emissions and any natural or artificial substance (whether in solid or liquid form or in the form of a gas or vapour and whether alone or in combination with any other substance) which are defined, determined identified prohibited, limited or regulated by Environmental Law or any other chemical, material, substance or element existing now or in the future and which is capable of causing harm to man or any other living organism which is capable of damaging the environment or public health or welfare including any controlled, special, dangerous, toxic, radioactive or hazardous waste.

       "Environmental Licence" shall mean any permit, licence or authorisation, consent or other approval required by Environmental Law.


    By:   /s/  Jon Hays
          -------------
    For and on behalf of
    National Westminster Bank Plc

    Date 25 October, 1999
         ----------------


                              FORM OF ACCEPTANCE
                              ------------------

    We accept the Loan on the terms and conditions set out in this agreement

          By:/s/  John Wilkinson
             -------------------
          For and on behalf of Prestolite Electric Limited

          Date:  2/nd/ November, 1999
                 --------------------